American Funds Short-Term Tax-Exempt Bond Fund®

Limited Term Tax-Exempt Bond Fund of America®

The Tax-Exempt Bond Fund of America®

American High-Income Municipal Bond Fund®

The Tax-Exempt Fund of California®

American Funds Tax-Exempt Fund of New York®

Prospectus and Statement of Additional Information Supplement

May 1, 2025

For the most recent prospectus and statement of additional information, as supplemented to date

1. The prospectus and statement of additional information are amended to state that shares of Capital Group KKR Public-Private+ Funds (the “PPS Funds”) are eligible to be aggregated with shares of the American Funds to reduce sales charges paid on Class A shares of the American Funds or the PPS Funds, unless otherwise provided in the prospectus and statement of additional information. Class A-2 shares of PPS Funds are not eligible for aggregation with shares of the American Funds.

2. The prospectus and statement of additional information are amended to state that, effective June 2, 2025, shares of Emerging Markets Equities Fund, Inc. (formerly known as Emerging Markets Growth Fund, Inc.) will be eligible to be aggregated with shares of the American Funds or the PPS Funds to reduce sales charges paid on Class A shares or Class 529-A shares of the American Funds or the PPS Funds (as applicable), unless otherwise provided in the prospectus and statement of additional information. Class A-2 shares of PPS Funds are not eligible for aggregation with shares of the American Funds or Emerging Markets Equities Fund.

3. The bullet item under “Exchanging Share Classes” under “Edward D. Jones & Co., L.P. (“Edward Jones”)” in the “Appendix” section of the prospectus is amended to read as follows:

Exchanging Share Classes

•	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund, or Class R-4 shares for retirement plans, so long as the shareholder is eligible to purchase the Class A or R-4 shares pursuant to the prospectus.

Keep this supplement with your prospectus and statement of additional information.

Lit. No. MFGEBS-617-0525P CGD/AFD/10039-S108713